POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET CAPITAL PARTNERS VIII ADVISORS S.A.R.L (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 12, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 13, 2021.

WEST STREET CAPITAL PARTNERS VIII ADVISORS S.A.R.L

By: ______________
Name: Stephane Lachance
Title: Manager

Claire Kasumba
Manager

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET CAPITAL PARTNERS VIII, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 13, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 14, 2021.

WEST STREET CAPITAL PARTNERS VIII, L.P.
By: Goldman Sachs & Co. LLC, Attorney-in-Fact

By: ______________________
Name: William Y. Eng
Title: Attorney-in-Fact

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET PRIVATE MARKETS 2021 ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Crystal Orgill, Chad Christensen, and Carson Williams, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) August 12, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in- fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of August 13, 2021.

WEST STREET PRIVATE MARKETS 2021 ADVISORS, L.L.C.

By:
Name: Jason Sneah
Title: Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET PRIVATE MARKETS 2021, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 13, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 14, 2021.

WEST STREET PRIVATE MARKETS 2021, L.P.
By: Goldman Sachs & Co. LLC, its Investment Manager

By: ______________________
Name: William Y. Eng
Title: Attorney-in-Fact

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSCP VIII EMP OFFSHORE INVESTMENTS, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 13, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 14, 2021.

WSCP VIII EMP OFFSHORE INVESTMENTS, L.P.
By: WSCP VIII ESC ADVISORS, L.L.C., its General Partner

By: ______________________
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSCP VIII EMP ONSHORE INVESTMETS, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 13, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 14, 2021.

WSCP VIII EMP ONSHORE INVESTMENTS, L.P.
By: WSCP VIII ESC ADVISORS, L.L.C., its General Partner

By: ______________________
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSCP VIII ESC ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Crystal Orgill, Chad Christensen, and Carson Williams, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) August 12, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in- fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of August 13, 2021.

WSCP VIII ESC ADVISORS, L.L.C.

By:
Name: William Y. Eng
Title: Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WSCP VIII OFFSHORE INVESTMENTS, SLP (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 15, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 16, 2021.

WSCP VIII OFFSHORE INVESTMENTS, SLP
By: WEST STREET CAPITAL PARTNERS VIII ADVISORS, S.À R.L., its General Partner

By: ______________________

Name: Stéphane Lachance - Claire Kasumba
Title: Managers

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS & CO. LLC (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Nathan Burby and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) January 1, 2024 and (ii) such time that it is revoked in writing by the Company; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 7, 2021.

GOLDMAN SACHS & CO. LLC

By: ______________________
Name: Karen P. Seymour
Title: Managing Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS ASIA STRATEGIC II PTE. LTD. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill (or other employees designated in writing of The Goldman Sachs Group, Inc. or one of its affiliates) acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as specifically enumerated in this POA, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 15, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 16, 2021.

GOLDMAN SACHS ASIA STRATEGIC II PTE. LTD.

By: ______________________________

Name: Tan Ching Chek
Title: Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley, Nathan R. Burby and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) January 1, 2024 and (ii) such time that it is revoked in writing by the Company; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of January 7, 2021.

THE GOLDMAN SACHS GROUP, INC.

By: [signature]

Name: Karen P. Seymour

Title: Executive Vice President, General Counsel and Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET CAPITAL PARTNERS VIII - PARALLEL, L.P. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 13, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 14, 2021.

WEST STREET CAPITAL PARTNERS VIII - PARALLEL, L.P.
By: Goldman Sachs & Co. LLC, Attorney-in-Fact

By: ______________________
Name: William Y. Eng
Title: Attorney-in-Fact

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET CAPITAL PARTNERS VIII ADVISORS, L.L.C. (the "Company") does hereby make, constitute and appoint each of Jamison Yardley and Crystal Orgill, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until the earlier of (i) July 12, 2024 and (ii) such time that it is revoked in writing by the undersigned; provided that in the event the attorney-in-fact ceases to be an employee of the Company or its affiliates or ceases to perform the function in connection with which he/she was appointed attorney-in-fact prior to such time, this Power of Attorney shall cease to have effect in relation to such attorney-in-fact upon such cessation but shall continue in full force and effect in relation to any remaining attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 13, 2021.

WEST STREET CAPITAL PARTNERS VIII ADVISORS, L.L.C.

By: ________________
Name: Daniel Grugan
Title: Director